                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         AMCOL INTERNATIONAL CORPORATION
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          Common Stock, par value $.01 per share

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 16, 2002

To Our Shareholders:

         The annual meeting of shareholders of AMCOL International Corporation, or AMCOL, will take place on Thursday, May 16, 2002, at 11:00 a.m., local time, at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois, for the following purposes:

         1. To elect four (4) directors, for a three-year term or until their successors are elected and qualified.

         2. To transact any other business which properly comes before the annual meeting.

         Only shareholders of record of AMCOL's common stock as of the close of business on March 20, 2002 will be entitled to notice of and to vote at the annual meeting and at any adjournments of the annual meeting.

         The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

         Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person. Thank you for your interest and cooperation.

                                        By Order of the Board of Directors,


                                        Clarence O. Redman
                                        Secretary

Arlington Heights, Illinois
April 9, 2002

                         AMCOL INTERNATIONAL CORPORATION
                               One North Arlington
                        1500 West Shure Drive, Suite 500
                     Arlington Heights, Illinois 60004-7803

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 16, 2002

                                  INTRODUCTION

     We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of AMCOL International Corporation, or AMCOL, for use at our annual meeting of shareholders to be held on Thursday, May 16, 2002, at 11:00 a.m., Central Daylight Savings Time, at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois, and at any adjournment of the annual meeting. This proxy statement and the accompanying proxy card are first being mailed or delivered to shareholders of AMCOL on or about April 9, 2002.

     At the annual meeting, you will be asked to consider and vote upon the following matters:

     1. The election of four (4) directors for a three-year term or until their successors are elected and qualified.

     2. Any other business which properly comes before the annual meeting.

     The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and mail the proxy card in the enclosed self-addressed, postage-paid envelope, or vote by telephone in accordance with the instructions provided. Please do not submit a proxy card if you have voted by telephone. If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

               The date of this proxy statement is April 9, 2002.

                               THE ANNUAL MEETING

General

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of AMCOL for use at the annual meeting to be held on Thursday, May 16, 2002, at 11:00 a.m., Central Daylight Savings Time, at the Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois, and at any adjournment of the annual meeting.

Record Date

     The Board of Directors has fixed the close of business on March 20, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment. Accordingly, only holders of record of AMCOL's common stock at the close of business on the record date will be entitled to vote at the annual meeting, either by proxy, or telephone or in person. As of the record date, there were 28,605,033 shares of AMCOL's common stock issued and outstanding. Each share of AMCOL's common stock entitles the holder to one vote.

Purpose of the Annual Meeting; Recommendation of the Board of Directors

     At the annual meeting, AMCOL's shareholders will be asked to consider and vote upon the following matters:

     . the election of four directors; and
     . any other business which properly comes before the annual meeting.

     The Board of Directors recommends that you vote "FOR" each of AMCOL's nominees for director.

Proxies; Vote Required

     Under Delaware law, the election of the four directors must be approved by the holders of a majority of the shares of AMCOL's common stock represented at the annual meeting.

     All properly executed proxies received by AMCOL prior to the annual meeting and not revoked will be voted in accordance with the instructions marked thereon. Unless contrary instructions are marked, proxies will be voted "FOR" each of AMCOL's nominees for director. The Board of Directors knows of no other business which will be presented for consideration at the annual meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Any shareholder may revoke his or her proxy at any time prior to the exercise thereof by doing any of the following:

     . giving written notice to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois, 60004-7803;
     . submitting a duly executed proxy bearing a later date;
     . voting by telephone on a later date; or . attending the annual meeting and voting in person.

     Attendance at the annual meeting will not, in itself, constitute revocation of a proxy.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of AMCOL's common stock is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of AMCOL's common stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted for purposes of determining whether a proposal has been approved. Thus, abstentions and broker non-votes will have the same effect as a vote against AMCOL's nominees for directors.

Proxy Solicitation and Expenses

     The accompanying proxy is being solicited on behalf of the Board of Directors of AMCOL. All expenses of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by AMCOL. Solicitation of holders of AMCOL's common stock by mail, telephone, facsimile or by personal solicitation may be done by directors, officers and regular employees of AMCOL, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of AMCOL's common stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by AMCOL for their reasonable out-of-pocket expenses.

                              ELECTION OF DIRECTORS

     AMCOL's Board of Directors consists of 10 directors. AMCOL's Certificate of Incorporation divides the Board of Directors into three classes, with the members of one class to be elected each year for a three-year term. The terms of the Class I directors will expire at the Annual Meeting. The following tables set forth certain information regarding the director nominees and the continuing members of the Board:

Information Concerning Nominees

                                     CLASS I
                             (Term expiring in 2005)

----------------------------------------------------------------------------------------------------------------------------------
Name                               Age     Director Since    Principal Occupation for Last Five Years
----------------------------------------------------------------------------------------------------------------------------------
John Hughes                         59          1984         Chairman of the Board. Chief Executive Officer of AMCOL from 1985 until May 2000.
----------------------------------------------------------------------------------------------------------------------------------
Clarence O. Redman                  59          1989         Secretary of AMCOL. Also, of counsel to Lord, Bissell & Brook since
                                                             October 1997, the law firm that serves as Corporate Counsel to
                                                             AMCOL; prior thereto, he was the sole shareholder and President of
                                                             Clarence Owen Redman, Ltd., a corporate partner of the law firm of
                                                             Keck, Mahin & Cate. Mr. Redman and his professional corporation also served as Chief Executive Officer of Keck, Mahin & Cate. In
                                                             December 1997, Keck, Mahin & Cate filed a voluntary petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code.
----------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Washow                  48          1998         President and Chief Executive Officer of AMCOL since May 2000,
                                                             Chief Operating Officer of AMCOL since August 1997; prior thereto,
                                                             Senior Vice President of AMCOL and President of Chemdal
                                                             International Corporation (unit sold to BASF AG in June 2000).
----------------------------------------------------------------------------------------------------------------------------------
Audrey L. Weaver*                   47          1997         Private investor.
----------------------------------------------------------------------------------------------------------------------------------

 * Paul C. Weaver and Audrey L. Weaver are first cousins.

     Each nominee must receive the favorable vote of the holders of a majority of the shares of common stock represented at the annual meeting in person or by proxy, assuming a quorum is present.

     The Board of Directors recommends that AMCOL's shareholders vote "FOR" each of the nominees named above.

Information Concerning Continuing Members of the Board

                                    CLASS II
                             (Term expiring in 2003)

-----------------------------------------------------------------------------------------------------------------------------------
Name                               Age      Director Since    Principal Occupation for Last Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Driscoll, III             63           1985         Retired Dean and Professor of Law, University of South Dakota.
-----------------------------------------------------------------------------------------------------------------------------------
C. Eugene Ray                       69           1981         Retired Executive Vice President - Finance of Signode Industries,
                                                              Inc., a manufacturer of industrial strapping products.
-----------------------------------------------------------------------------------------------------------------------------------
Dale E. Stahl                       54           1995         President and Chief Executive Officer of Inland Paperboard and
                                                              Packaging, Inc., a manufacturer of containerboard and corrugated boxes since June 2000; prior thereto President and Chief Operating
                                                              Officer of Gaylord Container Corporation, a manufacturer and distributor of brown paper and packaging products.
-----------------------------------------------------------------------------------------------------------------------------------

                                    CLASS III
                             (Term expiring in 2004)

-----------------------------------------------------------------------------------------------------------------------------------
Name                            Age      Director Since    Principal Occupation for Last Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Arthur Brown                     61           1990         Chairman, President and Chief Executive Officer of Hecla
                                                           Mining Company.
-----------------------------------------------------------------------------------------------------------------------------------
Jay D. Proops                    60           1995         Private investor since 1995; prior thereto, Vice Chairman and co-founder of The Vigoro Corporation. Also a Director of Great Lakes
                                                           Chemical Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
Paul C. Weaver*                  39           1995         Managing partner of Consumer Aptitudes, Inc. since July 1997, a marketing research firm; prior thereto, various sales and account management positions for AC Nielsen Company, a provider of marketing information services.
-----------------------------------------------------------------------------------------------------------------------------------

  * Paul C. Weaver and Audrey L. Weaver are first cousins.

                               SECURITY OWNERSHIP

Security Ownership of Five Percent Beneficial Owners

         The following table sets forth all persons known to be the beneficial owner of more than 5 percent of AMCOL's common stock as of February 28, 2002.

      --------------------------------------------------------------------------------------------------------------------
                                                                                  Number of Shares and         Percent
                       Name and Address of Beneficial Owner                       Nature of Beneficial        of Class
                                                                                      Ownership (1)
      --------------------------------------------------------------------------------------------------------------------
      Advisory Research, Inc. (2)                                                       1,567,100                   5.48%
         180 North Stetson St., Suite 5780
         Chicago, Illinois 60601
      --------------------------------------------------------------------------------------------------------------------
      Bankmont Financial Corp.                                                          3,094,451                  10.82%
         Paul Bechtner Trust                                                               (3)
         111 West Monroe Street
         Chicago, Illinois 60690
      --------------------------------------------------------------------------------------------------------------------
      Cannell Capital, LLC (4)                                                          1,527,900                   5.34%
         J. Carlo Cannell
         The Anegada Fund Limited
         The Cuttyhunk Fund Limited
         Tonga Partners, L.P.
         GS Cannell, LLC
         Pleiades Investment Partners, LP
         George S. Sarlo 1995 Charitable Remainder Trust
         150 California Street, 5/th/ Floor
         San Francisco, California 94111
      --------------------------------------------------------------------------------------------------------------------
      Everett P. Weaver                                                                 3,119,451                  10.91%
         c/o AMCOL International Corporation                                              (5)(6)
         1500 West Shure Drive, Suite 500
         Arlington Heights, Illinois 60004-7803
      --------------------------------------------------------------------------------------------------------------------
      William D. Weaver                                                                 3,863,952                  13.51%
         c/o AMCOL International Corporation                                              (5)(7)
         1500 West Shure Drive, Suite 500
         Arlington Heights, Illinois 60004-7803
      --------------------------------------------------------------------------------------------------------------------

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) Based solely on a Schedule 13G filed with the SEC on February 12, 2002. According to the Schedule 13G, Advisory Research, Inc. is an investment advisor.
(3) Voting and investment power are shared by the trustees of this trust. See note (5) below.
(4) Based solely on a Schedule 13G filed with the SEC on February 14, 2002. According to the Schedule 13G, Cannell Capital, LLC is a registered investment adviser ("Cannell Capital"). J. Carlo Cannell ("Managing Member") controls Cannell Capital by virtue of his position as Managing Member and majority owner of Cannell Capital. Cannell Capital's beneficial ownership of the reported AMCOL common stock is direct as a result of its discretionary authority to buy, sell and vote these shares for its investment advisory clients. Managing Member's beneficial ownership of the reported AMCOL common stock is indirect as a result of his ownership and management of Cannell Capital.
(5) Includes 3,094,451 shares held in the Paul Bechtner Trust as to which Messrs. Everett P. Weaver, William D. Weaver and Bankmont Financial Corp. are co-trustees and share voting and investment power.
(6) Includes 15,000 shares in a trust as to which voting and investment power are shared with Mr. Weaver's wife.
(7) Includes 344,501 shares held in a living trust and 200,000 shares in a family charitable trust, also includes 225,000 shares held in Mr. Weaver's wife's living trust, as to which Mr. Weaver may be deemed to have voting and investment power.
                                     -6-

Security Ownership of Directors and Executive Officers

     The following table sets forth, as of February 28, 2002, shares beneficially owned by: (i) each director and nominee; (ii) the Chief Executive Officer; (iii) the named officers set forth on page 9; and (iv) as a group, such persons and other executive officers.

     --------------------------------------------------------------------------------------------------------------------
                                                                           Number of Shares and           Percent of
                                Beneficial Owner                           Nature of Beneficial              Class
                                                                              Ownership (1)
     --------------------------------------------------------------------------------------------------------------------
     Arthur Brown                                                                    70,728                      *
     --------------------------------------------------------------------------------------------------------------------
     Robert E. Driscoll, III                                                        418,793                   1.36%
     --------------------------------------------------------------------------------------------------------------------
     John Hughes                                                                  1,500,442                   4.95%
     --------------------------------------------------------------------------------------------------------------------
     Jay D. Proops                                                                  112,629                      *
     --------------------------------------------------------------------------------------------------------------------
     C. Eugene Ray                                                                  148,728                      *
     --------------------------------------------------------------------------------------------------------------------
     Clarence O. Redman                                                             283,086                      *
     --------------------------------------------------------------------------------------------------------------------
     Dale E. Stahl                                                                   98,129                      *
     --------------------------------------------------------------------------------------------------------------------
     Lawrence E. Washow                                                             965,648                   3.15%
     --------------------------------------------------------------------------------------------------------------------
     Audrey L. Weaver                                                               766,133                   2.50%
     --------------------------------------------------------------------------------------------------------------------
     Paul C. Weaver                                                                 415,931                   1.36%
     --------------------------------------------------------------------------------------------------------------------
     Gary L. Castagna                                                               219,873                      *
     --------------------------------------------------------------------------------------------------------------------
     Ryan McKendrick                                                                127,259                      *
     --------------------------------------------------------------------------------------------------------------------
     Gary Morrison                                                                  211,688                      *
     --------------------------------------------------------------------------------------------------------------------
     Frank B. Wright, Jr.                                                           109,185                      *
     --------------------------------------------------------------------------------------------------------------------
     All of the above and other executive officers as a group
     (17 persons)                                                                 5,448,252                  16.98%
     --------------------------------------------------------------------------------------------------------------------

* Percentage represents less than 1% of the total shares of common stock outstanding as of February 28, 2002.
(1) Nature of beneficial ownership is set forth on Page 8.

--------------------------------------------------------------------------------------------------------------------------------
                                        Nature of Beneficial Ownership (Shares Held) as of February 28, 2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    As Trustee
                           Directly or    In the       In            As         As          By        of the        Subject to
     Beneficial Owner       as Joint    Company's    Limited     Trustee or   Custodian    Family    Company's       Options
                           Tenants (1)   Savings   Partnership   Co-Trustee               Members     Pension       Exercisable
                                         Plan (2)      (3)                                             Plan (4)      in 60 Days
--------------------------------------------------------------------------------------------------------------------------------
Arthur Brown                  23,400         --          --          --          --           --           --        47,328
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Driscoll, III        9,000         --     388,895          --          --           --           --        18,368
--------------------------------------------------------------------------------------------------------------------------------
John Hughes                             106,705     135,711     517,837          --       55,838      217,500       466,851
--------------------------------------------------------------------------------------------------------------------------------
Jay D. Proops                 24,000         --      10,000          --          --           --           --        78,629
--------------------------------------------------------------------------------------------------------------------------------
C. Eugene Ray                 81,150         --          --          --          --       20,250           --        47,328
--------------------------------------------------------------------------------------------------------------------------------
Clarence O. Redman           159,670     55,136          --      56,800          --           --           --        11,480
--------------------------------------------------------------------------------------------------------------------------------
Dale E. Stahl                 19,500         --          --          --          --           --           --        78,629
--------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Washow           234,957     16,130          --          --                   14,500      217,500       482,561
--------------------------------------------------------------------------------------------------------------------------------
Audrey L. Weaver             685,050         --          --      56,800          --       24,283           --
--------------------------------------------------------------------------------------------------------------------------------
Paul C. Weaver               318,876         --          --      30,638          --       30,831           --        35,586
--------------------------------------------------------------------------------------------------------------------------------
Gary L. Castagna               1,100      1,273          --          --          --           --      217,500            --
--------------------------------------------------------------------------------------------------------------------------------
Ryan F. McKendrick             2,298        908          --          --          --           --           --       124,053
--------------------------------------------------------------------------------------------------------------------------------
Gary D. Morrison                 467     41,180          --          --          --           --           --       170,041
--------------------------------------------------------------------------------------------------------------------------------
Frank B. Wright, Jr.          74,432     29,886          --          --          --           --           --         4,867
--------------------------------------------------------------------------------------------------------------------------------
All Directors and
Executive Officers         1,633,900    251,218     534,606     662,075      20,170      139,152      217,500     1,720,259
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes shares held in joint tenancy with spouses for which voting rights may be shared.
(2) With the exception of Mr. Redman's shares, which are held in the Clarence O. Redman PC Savings Plan, the shares are held in AMCOL's Savings Plan.
(3)    The named director is a general partner.
(4)    Messrs. Castagna, Hughes and Washow share voting rights.

                          NAMED OFFICERS' COMPENSATION

Summary Compensation Table

         The Summary Compensation Table below includes, for each of the fiscal years ended December 31, 2001, 2000 and 1999, individual compensation for services to AMCOL and its subsidiaries of those persons who were at December 31, 2001: (i) the Chief Executive Officer; and (ii) the four other most highly compensated executive officers of AMCOL, or collectively, the named officers.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long-Term
                                             Annual Compensation (1)(2)               Compensation Awards
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Securities        All Other
                                                                                                  Underlying         Compen-
                                                        Salary          Bonus         Bonus        Options           sation
   Name and Principal Position               Year         ($)          ($)(3)         ($)(4)        (#)(5)           ($)(6)
-------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Washow                           2001       400,000        394,801           --         31,500           25,585
   President and Chief                       2000       375,000             --      700,000         21,500           39,139
   Executive Officer since May 2000          1999       350,000        437,500           --        121,956           31,280
-------------------------------------------------------------------------------------------------------------------------------
Gary L. Castagna                             2001       220,000        115,464           --         27,000            7,962
   Senior Vice President of                  2000        91,667         73,333      300,000             --           20,145
   AMCOL and former President                1999       200,000        200,000           --         64,565           18,571
   of Chemdal International
   Corporation from August 1997
   until May 2000
------------------------------------------------------------------------------------------------------------------------------
Ryan F. McKendrick                           2001       200,000        195,552           --         14,000            7,998
   Vice President of AMCOL                   2000       184,000        119,598           --         12,000           12,941
   and President of CETCO                    1999       175,000         56,731           --         53,948            9,404
-------------------------------------------------------------------------------------------------------------------------------
Gary Morrison                                2001       190,000         76,380           --         14,000            7,600
   Vice President of AMCOL                   2000       170,000        136,000           --         12,000           16,705
   and President of American                 1999       148,200        111,619           --         35,009            9,155
   Colloid Company
-------------------------------------------------------------------------------------------------------------------------------
Frank B. Wright, Jr.*                        2001       215,000         43,215           --         12,000            8,600
   Vice President of AMCOL                   2000       215,000         20,000           --         12,000           10,708
   and President of Volclay                  1999       215,000        112,698           --         64,565           15,840
   International Corporation
------------------------------------------------------------------------------------------------------------------------------

*Mr. Wright has resigned as an officer of the Company effective as of April 15, 2002.

(1) Includes deferred compensation under AMCOL's Savings Plan and AMCOL's Deferred Compensation Plan.
(2) The incremental cost of non-cash compensation and other personal benefits during any year presented did not exceed the lesser of $50,000 or 10 percent of the total of annual salary and bonus reported for any individual named above.
(3) The figures in this column reflect bonuses from the Executive Incentive Compensation Plan and the Bonus Plan as described in the Board Compensation Committee Report on Executive Compensation.
(4) The Compensation Committee granted bonuses to certain executives in recognition of their contribution to the development and success of the absorbent polymers business that was sold to BASF AG in June 2000.
(5) The number of options granted in 1999 has been adjusted to reflect the effect of the partial liquidation on unexercised stock options.
(6) The figures in this column include Company matching contributions under AMCOL's Savings Plan and the 401(k) restoration plan whereby the matching contributions for salary deferrals in excess of ERISA limits to AMCOL's Savings Plan were credited to AMCOL's Deferred Compensation Plan.

Option Grants in Last Fiscal Year

     Shown below is information on grants of incentive stock options during the fiscal year ended December 31, 2001, to the named officers, which are reflected in the Summary Compensation Table on Page 9.

-------------------------------------------------------------------------------------------------------
                                                                                            Grant
                                                                                            Date
                                             Individual Grants in 2001                      Value
                           ----------------------------------------------------------------------------
                              Number of      % of Total
                             Securities        Options                                      Grant
                             Underlying      Granted to                                     Date
                               Options       Employees       Exercise      Expiration      Present
       Name                  Granted (1)         (2)         Price (3)        Date        Value (4)
-------------------------------------------------------------------------------------------------------
Lawrence E. Washow              31,500          9.66           $5.00        05/17/11        $44,352
-------------------------------------------------------------------------------------------------------
Gary L. Castagna                27,000          8.28           $5.00        05/17/11        $64,092
-------------------------------------------------------------------------------------------------------
Ryan F. McKendrick              14,000          4.29           $5.00        05/17/11        $24,755
-------------------------------------------------------------------------------------------------------
Gary D. Morrison                14,000          4.29           $5.00        05/17/11        $24,755
-------------------------------------------------------------------------------------------------------
Frank B. Wright, Jr.            12,000          3.68           $5.00        05/17/11        $24,755
-------------------------------------------------------------------------------------------------------

(1) These Incentive Stock Options ("ISOs") were issued pursuant to AMCOL's 1998 Long-Term Incentive Plan (the "1998 Plan") and may not be exercised until they vest. These ISOs vest 40% after two years, 60% after three years, 80% after four years and 100% after five years, provided that on death or retirement under specified conditions, these ISOs become fully vested. The exercise price may not be less than the fair market value of the shares subject to the option on the date of grant. The exercise price may not be less than 110% of such fair market value if the purchaser is a holder of more than 10% of AMCOL's outstanding voting securities.
(2)  Based on 326,050 options granted to all employees.
(3)  Fair market value on the date of grant.
(4) The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options reflected in the above table include the following: an exercise price on the option of $5.00, equal to the fair market value of the underlying stock on the date of grant; an option term of 6.3 years; an interest rate of 5.14% representing the interest rates on U.S. Treasury securities on the date of grant with maturity dates corresponding to the vesting of the options; volatility of 52.05%; and dividends at the rate of $0.06 per share representing the annualized dividends paid with respect to a share of common stock at the date of grant. There have been no reductions to reflect the probability of forfeiture due to termination prior to vesting, or to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date. The ultimate values of the options will depend on the future market price of AMCOL's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of AMCOL's common stock over the exercise price on the date the option is exercised.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     Shown below is information with respect to (i) options exercised by the named officers pursuant to AMCOL's option plans during fiscal 2001 and (ii) unexercised options granted in fiscal 2001 and prior years under AMCOL's option plans to the named officers and held by them at December 31, 2001.

   ------------------------------------------------------------------------------------------------------------------
                                                                   Number of Securities
                                     Shares                            Underlying            Value of Unexercised
         Name                       Acquired       Value           Unexercised Options           In-the-Money
                                       on         Realized             at 12/31/01            Options at 12/31/01
                                    Exercise                           Exercisable/              Exercisable/
                                                                      Unexercisable            Unexercisable (1)
   ------------------------------------------------------------------------------------------------------------------
   Lawrence E. Washow                30,000     $   118,053        461,921 /   183,850      $2,372,236 /  $839,549
   ------------------------------------------------------------------------------------------------------------------
   Gary L. Castagna.                     --              --             -- /    27,000              -- /  $ 69,100
   ------------------------------------------------------------------------------------------------------------------
   Ryan F. McKendrick                72,743     $   297,787         92,172 /    93,233      $  474,946 /  $425,932
   ------------------------------------------------------------------------------------------------------------------
   Gary D. Morrison                   7,500     $    32,508        150,270 /    65,226      $  816,881 /  $280,164
   ------------------------------------------------------------------------------------------------------------------
   Frank B. Wright, Jr.              63,045     $   265,145          4,867 /    98,395      $   27,410 /  $462,122
   ------------------------------------------------------------------------------------------------------------------

(1) Based on the closing sale price as quoted on The New York Stock Exchange on that date.

Pension Plans

   ------------------------------------------------------------------------------------------------------------------
                                          Estimated Annual Retirement Benefits Based on Years of Service
                           ------------------------------------------------------------------------------------------
       Remuneration           15 Years       20 Years       25 Years       30 Years       35 Years       40 Years
   ------------------------------------------------------------------------------------------------------------------
         $150,000             $ 33,750        $ 45,000      $ 56,250        $ 67,500      $ 78,750        $ 84,375
   ------------------------------------------------------------------------------------------------------------------
          200,000               45,000          60,000        75,000          90,000       105,000         112,500
   ------------------------------------------------------------------------------------------------------------------
          250,000               56,250          75,000        93,750         112,500       131,250         140,625
   ------------------------------------------------------------------------------------------------------------------
          300,000               67,500          90,000       112,500         135,000       157,500         168,750
   ------------------------------------------------------------------------------------------------------------------
          350,000               78,750         105,000       131,250         157,500       183,750         196,875
   ------------------------------------------------------------------------------------------------------------------
          400,000               90,000         120,000       150,000         180,000       210,000         225,000
   ------------------------------------------------------------------------------------------------------------------
          450,000              101,250         135,000       168,750         202,500       236,250         253,125
   ------------------------------------------------------------------------------------------------------------------
          500,000              112,500         150,000       187,500         225,000       262,500         281,250
   ------------------------------------------------------------------------------------------------------------------
          550,000              123,750         165,000       206,250         247,500       288,750         309,375
   ------------------------------------------------------------------------------------------------------------------

     The above table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated under AMCOL's retirement plans, which cover substantially all of its domestic employees on a non-contributory basis. The estimated benefits as disclosed on page 12 assume
(i) that the plans will be continued and (ii) that the employee will elect to receive his pension at normal retirement age. The table above and the estimates on page 12 do not reflect the reduction in an individual's final monthly compensation due to social security monthly covered compensation. This reduction is based upon the retirement year for a particular individual.

  ---------------------------------------------------------------------------
          Name               Years of         Average          Pension
                             Service       Compensation        Benefit
  ---------------------------------------------------------------------------
  Lawrence E. Washow            23           $ 612,094       $ 199,998
  ---------------------------------------------------------------------------
  Gary L. Castagna              --                   -              --
  ---------------------------------------------------------------------------
  Ryan F. McKendrick            18             216,077          53,712
  ---------------------------------------------------------------------------
  Gary D. Morrison              21             226,192          60,577
  ---------------------------------------------------------------------------
  Frank B. Wright, Jr.           6             263,742          23,408
  ---------------------------------------------------------------------------

     The above table indicates the average earnings for the highest five consecutive calendar years and the number of years of credited service under the pension plans as of December 31, 2001, for each of the named officers. Covered compensation includes a participant's base salary, commissions, bonuses and salary reductions under AMCOL's Savings Plan and Deferred Compensation Plan. Mr. Castagna has already received his full pension payout in the form of a lump-sum payment during 2000 in connection with the sale of the absorbent polymers business, of which he was President.

     Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits that may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, AMCOL has a supplemental plan that authorizes the payment out of general funds of AMCOL any benefits calculated under provisions of AMCOL's pension plan that may be above the limits under these sections. The accrued, unfunded liability of the supplemental plan at September 30, 2001, was $1,741,180.

Employment Agreements

     Each of Messrs. Washow, Castagna, McKendrick and Morrison entered into employment agreements with AMCOL, effective March 15, 2002. The initial employment term under each agreement is three years, with a rolling six-month extension (unless either party gives notice of expiration six months prior to the extension). Each agreement provides a specified annual salary, a specified target annual bonus, certain payments in the event of termination that is not a result of a change of control, and a non-competition / non-solicitation covenant effective during employment and for one year thereafter.

     If one of these officers is terminated without cause or for good reason, which includes termination at the officer's election for a 30 day period commencing six months after a Change of Control, he is entitled to receive: (1) his earned but unpaid salary and bonus; (2) a pro-rata annualized bonus; (3) a lump sum equal to three times (in the case of Washow and Castagna) or two times (in the case of McKendrick and Morrison) the sum of his base salary and annualized bonus; (4) continued benefits for three years (in the case of Washow and Castagna) or two years (in the case of McKendrick and Morrison) or cash in lieu thereof; and (5) a lump sum of any amount then payable to him pursuant to the tax gross-up payment. In the event of termination of one of these officers for death or disability within seven months after a Change of Control, the officer's beneficiaries are entitled to receive the above compensation and benefits except that the continued benefits (or cash in lieu thereof) described in (4) above are limited to welfare benefits.

     Each agreement also provides that if a Change of Control occurs, all outstanding stock options, restricted stock and other equity compensation granted to the officer become fully vested and exercisable.

     A Change of Control is defined as any one or more of the following: (1) any person (other than a Subsidiary, any employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or any Excluded Person) acquiring 50.1% or more of the Company's common stock; (2) whenever the Incumbent Directors cease to constitute at least one-half of the directors of the Company then serving; (3) immediately prior to the consummation of a merger or similar transaction for the sale of all, or substantially all of, the assets of the Company (in the case of McKendrick and Morrison) or a sale of 50.1% of assets of the Company (in the case of Washow and Castagna); (4) shareholder approval of a plan of liquidation; and (5) a sale of all of the stock or assets of a subsidiary where being president of the subsidiary is the officer's primary responsibility.

Board Committee Membership Roster and Meetings

        --------------------------------------------------------------------------------------
                        Name             Audit     Compensation     Executive    Nominating
        --------------------------------------------------------------------------------------
          Arthur Brown                      X*          X
        --------------------------------------------------------------------------------------
          Robert E. Driscoll III            X           X
        --------------------------------------------------------------------------------------
          John Hughes                                                    X            X
        --------------------------------------------------------------------------------------
          Jay D. Proops                                 X*               X            X
        --------------------------------------------------------------------------------------
          C. Eugene Ray                     X           X                X*           X*
        --------------------------------------------------------------------------------------
          Clarence O. Redman                            X                X
        --------------------------------------------------------------------------------------
          Dale E. Stahl                     X           X                X            X
        --------------------------------------------------------------------------------------
          Lawrence E. Washow                                             X
        --------------------------------------------------------------------------------------
          Audrey L. Weaver                              X
        --------------------------------------------------------------------------------------
          Paul C. Weaver                                                 X            X
        --------------------------------------------------------------------------------------
          Number of Meetings in 2001        5           4                4            0
        --------------------------------------------------------------------------------------
        * Chairperson.

     The Board of Directors held four meetings during the 2001 fiscal year. During the last year, all Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served. The mandatory retirement age for directors is 70.

     The Audit Committee, comprised of independent, non-employee directors, is responsible for reviewing the proposed audit program for each fiscal year, the results of the audits and the adequacy of AMCOL's systems of internal accounting control with AMCOL's financial management and its independent auditors. The Committee recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. The Audit Committee charter is attached to this Proxy Statement.

     The Compensation Committee, comprised of non-employee directors, is responsible for annually reviewing the salaries and bonuses of all executive officers, and oversees AMCOL's compensation, incentive and employee benefit programs. This Committee is also responsible for the selection of those officers, directors and key employees who are eligible to receive stock options, determines the number of options to be awarded and the period during which options may be exercised under AMCOL's various option plans. Clarence O. Redman is a member of AMCOL's Compensation Committee and, as such, participated in discussions where the compensation awarded to each of the Named Officers was decided. Mr. Redman is of counsel to Lord, Bissell & Brook, the principal law firm engaged by AMCOL.

        The Nominating Committee is responsible for recommending to the Board of Directors, at the request of the Board of Directors, nominees who are deemed by the Committee to be qualified for Board of Directors' membership. The Nominating Committee will not consider nominees recommended by shareholders of AMCOL.

Director Compensation

      -------------------------------------------------------------------------------------------
        Type of Compensation                                 Cash             Stock Options
      -------------------------------------------------------------------------------------------
        Annual Retainer                                        $14,700            2,000 shares
      -------------------------------------------------------------------------------------------
        Board Meeting Attendance Fee                           $ 1,470
      -------------------------------------------------------------------------------------------
        Annual Retainer for Committee Chairman                 $ 1,969
      -------------------------------------------------------------------------------------------
        Committee Meeting Attendance Fee                       $   525
      -------------------------------------------------------------------------------------------

         Directors who are also full-time employees of AMCOL are not paid for their services as directors or for attendance at meetings.

         Pursuant to the 1998 Long-Term Incentive Plan, each of the non-employee directors was granted 2,000 options at $5.00 per share in 2001.

             Compensation Committee Report on Executive Compensation

         AMCOL's mission is to supply high-quality performance products and innovative technologies for mineral and environmental markets worldwide. To accomplish this objective, AMCOL has developed comprehensive compensation strategies that emphasize maximizing shareholder value and growth in sales and earnings. The compensation program has been designed to reinforce and support AMCOL's business goals and to help the organization both attract and retain high quality executive talent.

         The Compensation Committee of the Board of Directors is comprised of seven non-employee directors whose objectives are to approve the design, assess the effectiveness of and administer compensation programs in support of the compensation policies. The Compensation Committee also evaluates executive performance and reviews and approves all salary arrangements and other remuneration for the officer group.

Compensation Committee Philosophy

         The Compensation Committee is committed to implementing and administering a compensation program that supports and underscores AMCOL's mission and values. The policies underlying the Compensation Committee's compensation decisions are enumerated more fully below:

         Compensation opportunities should strengthen AMCOL's ability to attract, retain, and encourage the growth and development of the highest caliber executive talent upon whose efforts the success of AMCOL largely depends.

         A substantial portion of pay for senior executives should be comprised of at-risk, variable compensation whose payout is dependent on the achievement of specific corporate and individual performance objectives. In addition, the at-risk components of pay will have a significant equity-based element to ensure appropriate linkage between executive behavior and shareholder interests.

         The committee considers stock ownership by management to be an important means of linking management's interests with those of shareholders. Effective February 1999, AMCOL adopted stock ownership guidelines for its corporate and subsidiary officers. The amount of stock required to be owned increases with the level of responsibility of each executive, with the Chief Executive Officer expected to own stock with a value at least equal to four times base salary. Shares that the executives have the right to acquire through the exercise of stock options are not included in the calculation of stock ownership for purposes of these guidelines. Executives are expected to reach their respective stock ownership goals over a three-year period.

         Each compensation component targets pay opportunities at the median of compensation paid to executives included in AMCOL's comparative compensation peer group. AMCOL's comparative compensation group is not the same as the companies that make up the peer group in the stock price performance graph included in this proxy statement. In order to provide an appropriate basis for compensation analysis, a group larger than the stock price graph's peer group was used; note, however, that a significant number of the peer group companies are included in the comparative compensation group.

Components of Compensation

         AMCOL's total compensation program consists of several components, each of which plays a role in supporting overall business goals and pay philosophy. In assessing the competitiveness of AMCOL's senior executive compensation programs, available salary data consisting of general manufacturing companies is used for comparison purposes. Pay decisions are based upon pay data for comparable positions. The total compensation program consists of base salary, annual incentives and long-term incentives.

Base Pay

         Base salary targets are set at median levels (50th percentile) relative to competitive market levels for comparable positions based upon available survey data from AMCOL's comparative compensation group. The Compensation Committee annually reviews each executive's base salary and makes adjustments based upon levels of responsibility, breadth of knowledge, internal equity issues, as well as market pay practices. Salary adjustments are based primarily upon individual performance, which is evaluated based on individual contributions to AMCOL.

         In arriving at Mr. Washow's base salary, the Compensation Committee considered his individual performance and his long-term contributions to the financial success of AMCOL. The Committee also compared Mr. Washow's base salary with the base salaries of chief executive officers from appropriate salary surveys.

Annual Incentives

         The Executive Incentive Compensation Plan, or the incentive plan, underscores AMCOL's pay-for-performance philosophy by rewarding executives for meaningful contributions toward predetermined financial performance goals. The annual incentive opportunity for the Chief Executive Officer and Chief Financial Officer is based upon performance of AMCOL, as a whole, compared to targets for return on capital and earnings per share. These executives do not receive bonuses until AMCOL achieves a return on capital and earnings per share, which the committee deems appropriate. In the case of the other executives, their bonuses are determined pursuant to formulas tailored for each business segment with an emphasis on the return on capital and earnings of the particular business segment to which the executive devotes the majority of his time. Mr. Washow, as Chief Executive Officer, was paid a bonus of $394,801 for the 2001 financial performance of AMCOL.

Limitations on Payments

         Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds

$1,000,000. "Covered employees" are a corporation's chief executive officer on the last day of the taxable year and any other individuals whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of being among the four most highly compensated officers (other than the chief executive officer) for the taxable year and who are employed on the last day of the taxable year. Compensation paid under some qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established performance goals established by a compensation committee that is composed solely of two or more "outside directors," is not considered in determining whether a "covered employee's" compensation exceeds $1,000,000. To the extent that any bonus payments cause the executive's total compensation to exceed $1,000,000 in any given year, the excess will be deferred until a year when such amount can be deducted by the Company.

Long-Term Incentives

         Long-term incentives are provided annually in the form of incentive stock options (ISOs). ISOs under AMCOL's 1998 Long-Term Incentive Plan are granted by the Compensation Committee. ISOs are granted at a price not less than the fair market value of the common stock on the date of grant. Hence, the options will only have value when and if the stock price appreciates above the grant date price. ISOs are the only long-term incentive compensation vehicle currently used by AMCOL.

         The option program serves to focus executives on long-term shareholder value creation and foster an ownership mentality among the executive management team. In keeping with AMCOL's commitment to provide a total compensation package that focuses on at-risk pay components, long-term incentives will continue to comprise a large portion of the value of an executive's total compensation package. Currently, approximately 10 to 15 percent of the value of total compensation is comprised of equity incentives.

         When determining award sizes, the Compensation Committee considers the executive's responsibility level, prior experience, historical award data and ability to positively impact long-term shareholder value. The Compensation Committee also strives to deliver market competitive long-term incentive award opportunities to executives based on the dollar value of the award delivered.

         In 2001, the Chief Executive Officer received options to purchase 31,500 shares with an exercise price of $5.00, as provided in the Option Grant Table on Page 11. The Compensation Committee believes the equity incentive program provides a strong link between management behavior and shareholder interests.

                             Compensation Committee
                             ----------------------
                             Jay D. Proops, Chairman
                                  Arthur Brown
                             Robert E. Driscoll, III
                                  C. Eugene Ray
                               Clarence O. Redman
                                  Dale E. Stahl
                                Audrey L. Weaver

                          Report of the Audit Committee

         The Audit Committee of AMCOL consists of four independent (as defined by the rules of the New York Stock Exchange) directors and operates under a written charter approved by the Audit Committee and adopted by the Board of Directors. The members of the committee are Arthur Brown, Chairman, Robert E. Driscoll, III, C. Eugene Ray and Dale E. Stahl. The Audit Committee recommends the selection of the Company's independent accountants to the Board of Directors.

         Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

Review with Management

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with management.

Review and Discussions with Independent Accountants

         The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received the written disclosures from KPMG LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from the Company and its related entities, and has discussed with KPMG LLP their independence from the Company.

Conclusion

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                 Audit Committee
                                 ---------------
                             Arthur Brown, Chairman
                             Robert E. Driscoll, III
                                 C. Eugene Ray
                                 Dale E. Stahl

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The firm of KPMG LLP served as AMCOL's independent auditors for the fiscal year ended December 31, 2001. During fiscal year 2001, AMCOL retained KPMG LLP to audit AMCOL's consolidated financial statements and benefit plans and to perform certain other auditing and tax services. Fees paid to KPMG LLP for these services were as follows:

         Financial statement audit and quarterly review fees      $   170,443
         All other fees                                           $   356,856(a)

         (a) Other fees include amounts related to tax consultation in connection with various transactions, statutory audits of certain non-U.S. subsidiaries and audits of the financial statements of AMCOL's benefit plans.

         The Audit Committee has considered whether the provision of these non-audit services by KPMG LLP is compatible with maintaining auditor independence.

         KPMG LLP did not render professional services relating to financial information systems design and implementation for the year ended December 31, 2001.

         A representative of KPMG LLP will be present at the annual meeting, will be afforded the opportunity to make a statement, and will be available to respond to appropriate questions.

Stock Performance Graph

         The following graph sets forth a five-year comparison of cumulative total returns for: (i) AMCOL (which trades on The New York Stock Exchange); (ii) S&P SmallCap 600 Index; and (iii) a custom peer group of publicly traded companies, or the peer group.

         Using the assistance of consultants, AMCOL selected the peer group which consists of companies whose businesses, sales sizes, market capitalization and stock trading volumes were similar to that of AMCOL.

         All returns were calculated assuming dividend reinvestment on a quarterly basis. The returns of each company in the peer group have been weighted according to market capitalization.

         The peer group consists of the following companies: Calgon Carbon Corporation, ChemFirst, Inc., Mississippi Chemical Corporation, Oil-Dri Corporation of America and Zemex Corporation.


               Comparison of Five-Year Cumulative Total Return (1)
             AMCOL, S&P SmallCap 600 and Self-Determined Peer Group

                                     [GRAPH]

                             . AMCOL International

                           [_] S&P SmallCap 600 Index

                             -- Custom Peer Group *

*The peer group consists of the following companies: Calgon Carbon Corporation, ChemFirst, Inc., Mississippi Chemical Corporation, Oil-Dri Corporation of America, and Zemex Corporation. Lilly Industries Inc. and McWhorter Technologies stock are no longer actively traded and therefore have been excluded.

(1) Assumes $100 invested on December 31, 1996, in AMCOL International Corporation Common Stock, S&P SmallCap 600 and Self-Determined Peer Group.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Clarence O. Redman is of counsel to Lord, Bissell & Brook, the principal law firm engaged by AMCOL.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, AMCOL's directors, its executive officers and any persons holding more than 10% of AMCOL's common stock are required to report their initial ownership of AMCOL's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and AMCOL is required to disclose in this proxy statement if a director or executive officer filed a late report. No late reports were filed. In making these disclosures, AMCOL has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be included in AMCOL's proxy statement and form of proxy relating to, and to be presented at, the annual meeting of shareholders of AMCOL to be held in 2003 must be received by AMCOL on or before December 11, 2002.

         If a shareholder intends to present a proposal at the 2003 annual meeting of shareholders but does not seek inclusion of that proposal in AMCOL's proxy statement for that meeting, such shareholder must deliver written notice of the proposal to AMCOL in accordance with the requirements of AMCOL's By-Laws. Generally, such proposals must be delivered to AMCOL between February 9, 2003 and March 11, 2003. All proposals or notices should be directed to the Secretary of AMCOL at One North Arlington, 1500 West Shure Drive, Suite 500, Arlington Heights, Illinois 60004-7803.

                                  OTHER MATTERS

         In addition to the business described above, there will be remarks by the Chairman and the Chief Executive Officer and a general discussion period during which shareholders will have an opportunity to ask questions about AMCOL.

         As of the date of this proxy statement, AMCOL's management knows of no matter not specifically referred to above as to which any action is expected to be taken at the annual meeting. It is intended, however, that the persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of AMCOL and its shareholders.

                                             By Order of the Board of Directors,


                                             Clarence O. Redman
                                             Secretary

Arlington Heights, Illinois
April 9, 2002

                         AMCOL INTERNATIONAL CORPORATION

            Annual Meeting of Shareholders to be held on May 16, 2002

         As a shareholder of AMCOL International Corporation (the "Company"), I acknowledge receipt of Notice of Annual Meeting and accompanying Proxy Statement and appoint John Hughes, Lawrence E. Washow and Paul C. Weaver, or any one of them, to vote all shares of stock of AMCOL International Corporation that I am entitled to vote, at the annual meeting of shareholders to be held on Thursday, May 16, 2002, at 11:00 a.m., Central Daylight Savings Time, and at any adjournment thereof, at Wyndham Hotel, 400 Park Boulevard, Itasca, Illinois, 60143.

1. The election of John Hughes, Clarence O. Redman, Lawrence E. Washow and Audrey L. Weaver to three-year terms as Class I directors.


     [_]  FOR ALL NOMINEES EXCEPT NOMINEES         [_]   WITHHOLD AUTHORITY TO
          NOMINEES WRITTEN BY THE                        VOTE FOR ALL NOMINEES
          UNDERSIGNED BELOW


     -------------------------------------------------------------------------


THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN, AND IN THE ABSENCE OF SUCH INSTRUCTIONS, SHALL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR NAMED IN ITEM 1 AND FOR ITEM 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES ON THOSE MATTERS.

           This Proxy Is Solicited on Behalf of the Board of Directors

     You are urged to mark, sign and return your proxy promptly in the enclosed self-addressed, postage-paid (if mailed in the United States) envelope.

                           Dated ________________, 2002

                           ____________________________________________
                           SIGNATURE OF SHAREHOLDER

                           ____________________________________________
                           SIGNATURE OF SHAREHOLDER

                           When signing the proxy, please date it and take care to have the signature agree to the shareholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

                                VOTE BY TELEPHONE
                    Call Toll Free On a Touch Tone Telephone
                                  1-800-PROXIES
                    There is NO CHARGE to you for this call.

The Board of Directors encourages you to use this inexpensive, time saving method to vote.

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call. Call Toll Free On a Touch Tone Telephone. There is NO CHARGE to you for this call.

Option 1: To vote as the Board of Directors recommends on ALL proposals, press
          1.

          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1-THANK YOU FOR
          VOTING.

Option 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

          Proposal 1:  To vote FOR ALL nominees, press 1; To WITHHOLD FOR ALL nominees, press 9; and To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

          WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1-THANK YOU FOR
          VOTING.

                If you vote by telephone, DO NOT mail back your proxy.

YOUR CONTROL NUMBER IS